EXHIBIT 21.1

                            AMERICAN PRESIDENT COMPANIES, LTD.
                               SUBSIDIARIES OF THE COMPANY
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                        SUBSIDIARY                                  JURISDICTION OF INCORP.
____________________________________________________________________________________________

ACS CANADA, LTD.                                                           CANADA
AMERICAN CONSOLIDATION SERVICES of NORTH AMERICA, LTD.                     DELAWARE
AMERICAN CONSOLIDATION SERVICES, LTD.                                      HONG KONG
AMERICAN CONSOLIDATION SERVICES, LTD.                                      TAIWAN
AMERICAN CONSOLIDATION SERVICES (PHILIPPINES), INC.                        PHILIPPINES
AMERICAN PRESIDENT BUSINESS LOGISTICS SERVICES                             DELAWARE
AMERICAN PRESIDENT COMPANIES FOUNDATION                                    CALIFORNIA
AMERICAN PRESIDENT LINES CANADA, LTD.                                      CANADA
AMERICAN PRESIDENT LINES, LTD.                                             DELAWARE
AMERICAN PRESIDENT LINES (CHINA) COMPANY, LTD.                             PEOPLES REPUBLIC
                                                                              OF CHINA
AMERICAN PRESIDENT LINES (LANKA) AGENCIES, LTD.                            SRI LANKA
AMERICAN PRESIDENT TRUCKING COMPANY, LTD.                                  DELAWARE
APC DE MEXICO, S.A. DE C.V.                                                MEXICO
APL (BANGLADESH) AGENCIES, LTD.                                            BANGLADESH
APL CORPORATION                                                            DELAWARE
APL EXPRESS, LTD.                                                          DELAWARE
APL EXPRESS TRANSPORTATION, LTD.                                           DELAWARE
APL INFORMATION SERVICES, LTD.                                             DELAWARE
APL INTERNATIONAL CORPORATION                                              DELAWARE
APL LAND TRANSPORT SERVICES, INC.                                          TENNESSEE
APL NEWBUILDS, LTD.                                                        NEVADA
ASIAN-AMERICAN CONSOLIDATION SERVICES, LTD.                                CALIFORNIA
EAGLE INTERMODAL, LTD.                                                     DELAWARE
EAGLE MARINE SERVICES (INDIA), LTD.                                        DELAWARE
EAGLE MARINE SERVICES, LTD.                                                DELAWARE
EAGLE SHIPPING AGENCIES PRIVATE, LTD.                                      INDIA
NATOMAS REAL ESTATE COMPANY                                                CALIFORNIA
PIONEER INTERMODAL SERVICES COMPANY, LTD                                   THAILAND
SIAM INTERMODAL SERVICES, LTD.                                             THAILAND
SONG-DOR HOLDINGS, LTD.                                                    HONG KONG
TRADE U.S.A., LTD.                                                         DELAWARE
VASCOR, LTD.                                                               DELAWARE
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